UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

IDEAL POWER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

5508 Highway 290 West, Suite 120
Austin, Texas 78735
www.idealpower.com
April 28, 2023
To the Stockholders of Ideal Power Inc.:
It is my pleasure to invite you to attend Ideal Power Inc.’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, June 15, 2023 at 10:00 a.m. Central Time. The Annual Meeting will be held entirely online live via audio webcast at https://www.viewproxy.com/IdealPower/2023/VM where you will be able to listen to the Annual Meeting live, submit questions and vote. We believe the virtual Annual Meeting offers the same participation opportunities as an in-person Annual Meeting. Due to the impact of the COVID-19 pandemic, we have held our annual meetings of stockholders by means of remote communications only (i.e., a virtual-only annual meeting) since 2020. Based on our experiences at those meetings, we believe our virtual Annual Meeting format offers stockholders the same opportunities to participate as an in-person Annual Meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
Your vote is important. Whether or not you expect to attend the Annual Meeting online, please date, sign and return your proxy card in the enclosed envelope or vote by using the Internet or by telephone according to the instructions in the proxy statement to assure that your shares will be represented and voted at the Annual Meeting. If you attend the Annual Meeting and follow the instructions in the proxy statement, you may vote your shares electronically during the Annual Meeting even though you have previously voted by proxy. If you hold your shares through an account with a brokerage firm, bank, trustee or other nominee, please follow the instructions you receive from your broker, bank, trustee or other nominee to vote your shares. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at https://www.viewproxy.com/IdealPower/2023/VM and can be found in the proxy statement in the section entitled “Questions and Answers about this Proxy Material and Voting — How can I attend and vote at the Annual Meeting?”.
On behalf of your Board of Directors, thank you for your continued support and interest.
Sincerely,
R. DANIEL BRDAR
President, Chief Executive Officer and Director

5508 Highway 290 West, Suite 120
Austin, Texas 78735
(512) 264-1542
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 15, 2023
To the Stockholders of Ideal Power Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Ideal Power Inc., a Delaware corporation (the “Company”), on Thursday, June 15, 2023, at 10:00 a.m. Central Time. The Annual Meeting will be held entirely online live via audio webcast at https://www.viewproxy.com/IdealPower/2023/VM where you will be able to listen to the Annual Meeting live, submit questions, and vote. There will not be a physical location for the Annual Meeting.
We believe the virtual Annual Meeting offers the same participation opportunities as an in-person Annual Meeting. Due to the impact of the COVID-19 pandemic, we have held our annual meetings of stockholders by means of remote communications only (i.e., a virtual-only annual meeting) since 2020. Based on our experiences at those meetings, we believe our virtual Annual Meeting format offers stockholders the same opportunities to participate as an in-person Annual Meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.
The Annual Meeting will be held for the following purposes:
1.
To elect five directors to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified;

2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.
To approve the Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan; and

5.
Any other business that may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

These proposals are more fully described in the proxy statement accompanying this notice.
Only stockholders of record of our common stock at the close of business on April 27, 2023 are entitled to notice of, and to vote, at the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
"TIMOTHY W. BURNS
Chief Financial Officer and Corporate Secretary
Austin, Texas
April 28, 2023
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You are cordially invited to attend the Annual Meeting online. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible. We encourage you to vote via the Internet or by telephone. You may also vote your shares online and submit your questions during the Annual Meeting. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at https://www.viewproxy.com/IdealPower/2023/VM and can be found in the proxy statement in the section entitled “Questions and Answers about This Proxy Material and Voting — How can I attend and vote at the Annual Meeting?”.
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5508 Highway 290 West, Suite 120
Austin, Texas 78735
(512) 264-1542

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these proxy materials?
You have received these proxy materials because the Board of Directors (the “Board”) of Ideal Power Inc. (the “Company”, “Ideal Power”, “we”, “us” or “our”) is soliciting your proxy to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company, which will be held on Thursday, June 15, 2023, at 10:00 a.m. Central Time, online at https://www.viewproxy.com/IdealPower/2023/VM. The Annual Meeting will be a completely virtual meeting, which will be conducted via live audio webcast.
This proxy statement is first being made available to stockholders on or about April 28, 2023.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2023. This proxy statement and our 2022 Annual Report on Form 10-K are available at www.idealpower.com.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 27, 2023 (the “record date”) are entitled to notice of, and to vote at, the Annual Meeting. The holders of common stock have the right to one vote for each share they held as of the record date. As of the close of business on the record date, there were 5,931,569 shares of our common stock outstanding.
To attend and participate in the Annual Meeting, you must register at https://www.viewproxy.com/IdealPower/2023/VM by 11:59 PM EDT on June 13, 2023, using the control number that was included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee to obtain a valid proxy if you plan on voting your shares during the Annual Meeting and your control number to register for the Annual Meeting, or otherwise vote through the broker, bank or other nominee. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.viewproxy.com/IdealPower/2023/VM and entering the event passcode you were provided after registration.
The Annual Meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Central Time, and you should allow ample time for the check-in procedures.
In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available for examination for any purpose relevant to the Annual Meeting during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend. The list will also be available on the same basis for 10 days prior to the Annual Meeting through the Annual Meeting website.
What am I voting on?
At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
To elect five directors to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified (Proposal 1);

2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

3.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 3);

4.
To approve the Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan; and

5.
Any other business that may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than Proposals 1 through 4, noted above.
What is the difference between being a “stockholder of record” and being a beneficial owner of shares held in “street name?”
Stockholder of Record.   If on the record date, your shares were registered directly in your name with our transfer agent, EQ Shareowner Services, then you are a “stockholder of record.” In this case, a set of proxy materials has been sent to you directly by us.
Beneficial Owners of Shares Held in Street Name.   If your shares are held in a brokerage account or by a broker, bank, trustee or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, a set of proxy materials has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account.
How do I vote?
Stockholder of Record.   As a stockholder of record, you may vote your shares over the Internet, by telephone as described on the proxy card, or by mail by marking, signing, dating and mailing your proxy card in the postage-paid envelope provided. Your designation of a proxy is revocable by following the procedures outlined in this proxy statement. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend online. If you receive hard copy materials and sign and return your proxy card without specifying choices, your shares will be voted as recommended by our Board.
Stockholders of record may vote by using the Internet at www.proxypush.com/ipwr and following the instructions for Internet voting on the proxy card mailed to you. Internet and telephone voting are available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2023. Stockholders of record may also vote by mail, by completing and mailing in the paper proxy card included with this proxy statement. Mailed proxy cards must be received prior to the start of the Annual Meeting in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.
Beneficial Owners of Shares Held in Street Name.   If your shares are held through a broker, bank, trustee or other nominee in “street name”, you need to submit voting instructions to your broker, bank, trustee or other nominee in order to cast your vote. You may mark, sign, date and mail the accompanying voting instruction form in the postage-paid envelope provided. Most beneficial stockholders (“street name” holders) may vote by Internet by accessing the website specified on the voting instruction forms provided by their brokers, banks, trustees or other nominees. Most beneficial stockholders (“street name” holders) may vote via telephone by calling the number specified on the voting instruction forms provided by their brokers, banks, trustees or other nominees. Your vote is revocable by following the procedures outlined in this proxy statement. However, since you are not a stockholder of record, you may not vote your shares online at the Annual Meeting unless you have a valid proxy and a control number provided by your broker, bank, trustee or other nominee.

The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.
All stockholders as of the close of business on the record date can also vote online at the Annual Meeting by following the instructions posted at https://www.viewproxy.com/IdealPower/2023/VM. Even if you plan to attend the Annual Meeting, we recommend that you also vote either by Internet, by telephone or by mail so that your vote will be counted if you later decide not to attend.
How can I attend and vote at the Annual Meeting?
This year’s Annual Meeting will be held entirely online live via audio webcast. In structuring our virtual Annual Meeting, our goal is to enhance stockholder participation. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person and we believe the virtual Annual Meeting accomplishes this goal. We aim to provide a consistent experience to all stockholders regardless of their geographic location. Any stockholder can attend the Annual Meeting live online at https://www.viewproxy.com/IdealPower/2023/VM.
Due to the impact of the COVID-19 pandemic, we have held our annual meetings of stockholders by means of remote communications only (i.e., a virtual-only annual meeting) since 2020. Based on our experiences at those meetings, we believe our virtual Annual Meeting format offers stockholders the same opportunities to participate as an in-person Annual Meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.
To attend and participate in the Annual Meeting, you must register at https://www.viewproxy.com/IdealPower/2023/VM by 11:59 PM EDT on June 13, 2023, using the control number that was included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, trustee or other nominee to obtain a valid proxy if you plan on voting your shares during the Annual Meeting and your control number to register for the Annual Meeting, or otherwise vote through the broker, bank, trustee or other nominee. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.viewproxy.com/IdealPower/2023/VM and entering the event passcode you were provided after registration.
The Annual Meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:45 a.m. Central Time, and you should allow ample time for the check-in procedures.
The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.viewproxy.com/IdealPower/2023/VM. Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.viewproxy.com/IdealPower/2023/VM on the day of the Annual Meeting.
We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.
Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.
Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or suggestions for technology innovations or product introductions, are not pertinent to Annual Meeting matters and therefore will not be answered. We have designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. Any questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered at the “Investors” section of our website at https://ir.idealpower.com/. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available until one week after posting.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?
There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. Please be sure to check in by 9:45 a.m. Central Time on June 15, 2023 (15 minutes prior to the start of the Annual Meeting is recommended), the day of the Annual Meeting, so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or Annual Meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.
What is the quorum requirement for the Annual Meeting?
A quorum of stockholders is necessary to hold a valid Annual Meeting. Our bylaws provide that a quorum will be present if a majority of all shares outstanding on the record date are represented at the Annual Meeting in person, or by means of remote communication, or by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will have no effect on the outcome of any proposal. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.
How many votes are needed to approve each proposal?
If a quorum is present at the Annual Meeting, the following vote is required for approval of each matter to be voted on:
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For Proposal 1 (Election of Directors), the five nominees receiving the most “FOR” votes (among votes properly cast in person, or by means of remote communication, or by proxy) will be elected. “WITHHOLD” votes and broker non-votes will have no effect on the outcome of this proposal. Cumulative voting is not permitted.

•
Proposal 2, to ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, must receive a “FOR” vote from the majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as an “AGAINST” vote. Broker non-votes, if any, will have no effect on the outcome of this proposal.

•
Proposal 3, to approve, on a non-binding advisory basis, the compensation of our named executive officers, must receive a “FOR” vote from the majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.
•
Proposal 4, to approve the Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan, must receive a “FOR” vote from the majority of all outstanding shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of this proposal.

What are “broker non-votes” and how do they affect the proposals?
A broker non-vote occurs when a broker, bank, trustee or other nominee holding shares for a beneficial owner in “street name” does not vote the shares on a proposal because the broker, bank, trustee or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting. Brokers who hold shares for the accounts of their clients have discretionary authority to vote shares if specific instructions are not given with respect to “routine” items.
If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote your shares on Proposals 1, 3 and 4, the broker may not exercise discretion to vote for or against those proposals because each of these proposals are considered “non-routine” under applicable rules. With respect to Proposal 2 (ratification of our independent registered public accounting firm), the broker may exercise its discretion to vote for or against the proposal in the absence of your instruction. Broker non-votes are not counted as votes in favor of, or against, any proposal.
What are the recommendations of the Board?
Our Board recommends that you vote:
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“FOR” the election of the five director nominees to serve until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified;

•
“FOR” the ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

•
“FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and

•
“FOR” the approval of the Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan.

What if I return a proxy card but do not make specific choices?
Whether or not you are able to personally attend the Annual Meeting online, you are encouraged to vote your shares as instructed on the proxy card or voting instruction form. Shares represented by properly executed methods and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting as directed in the proxy. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” each of Proposals 1, 2, 3 and 4. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment. If you are a beneficial owner and you return your signed voting instruction form but do not indicate your voting preferences, your broker, bank, trustee or other nominee may not vote your uninstructed shares on any proposal other than Proposal 2.
If your shares are held in the name of a bank or brokerage firm, your bank or broker will send you a separate package describing the procedures and options for voting your shares. You should follow the instructions provided by your bank or brokerage firm. On routine matters, such as Proposal 2, your broker will vote your shares for you at his or her discretion if you do not instruct your broker how to vote. For non-routine matters, which include all other matters to be voted upon at the Annual Meeting, your broker may not vote your shares without specific voting instructions from you.

What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record.   You can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:
•
Submit another properly completed proxy with a later date by the applicable deadline either signed and returned by mail or transmitted using the telephone or Internet voting procedures described above;

•
Send a written notice that you are revoking your proxy to the Corporate Secretary of the Company at 5508 Highway 290 West, Suite 120, Austin, Texas 78735; or

•
Attend the Annual Meeting and vote online by following the instructions at https://www.viewproxy.com/IdealPower/2023/VM.

Beneficial Owners of Shares Held in Street Name.   If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other organization holding your account. You may also vote online at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, as described above. If you hold your shares in “street name” through a bank or broker, you must provide a valid proxy from your bank or broker during registration and you will be assigned a control number in order to vote your shares during the Annual Meeting.
Whether you are a stockholder of record or a beneficial owner of shares held in street name, simply attending the Annual Meeting online will not, by itself, automatically revoke your proxy.
Who is paying for the cost of this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. They will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Why hold a virtual Annual Meeting?
We believe the virtual Annual Meeting offers the same participation opportunities as an in-person Annual Meeting. Due to the impact of the COVID-19 pandemic, we have held our annual meetings of stockholders by means of remote communications only (i.e., a virtual-only annual meeting) since 2020. Based on our experiences at those meetings, we believe our virtual Annual Meeting format offers stockholders the same opportunities to participate as an in-person Annual Meeting and allows us to provide consistent opportunities for engagement to all stockholders, regardless of their geographic location. Therefore, we plan to hold the Annual Meeting by means of remote communications only.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the end of the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS
Nominees for Election
We currently have a Board consisting of five directors. At each annual meeting of stockholders, directors are elected for a term of one year to succeed those directors whose terms expire on the annual meeting date.
The term of each of the current directors, R. Daniel Brdar, Drue Freeman, Gregory Knight, Ted Lesster and Michael C. Turmelle, will expire on the date of the upcoming Annual Meeting. The Board’s nominees for election by the stockholders to the five positions are the current members of the Board. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2024 and until their respective successors are elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
We believe that each of our directors has demonstrated business acumen, ethical integrity and an ability to exercise sound judgment as well as a commitment of service to us and our Board.
Nominees for Election as Directors
Biographical information for our director nominees who were nominated for re-election at the Annual Meeting is set forth below.
Name	Position(s) with the Company	Age	Director Since
R. Daniel Brdar	President, Chief Executive Officer and Director	63	2014
Drue Freeman	Director	60	2022
Gregory Knight	Director	48	2022
Ted Lesster	Director	85	2018
Michael C. Turmelle	Chairman of the Board	64	2017
R. Daniel Brdar has served as our President and Chief Executive Officer since April 2020. Previously, Mr. Brdar served as our BTRAN Chief Commercial Officer from April 2018 until April 2020. Mr. Brdar originally joined the Company in January 2014, when he served as our Chief Executive Officer and President until April 2018 and served as Chairman of the Board until March 2017. He has over 30 years of experience in the power systems and energy industries and has held a variety of leadership positions during his career. Prior to joining the Company, Mr. Brdar was Chief Operating Officer of Petra Solar Inc. from March 2011 to May 2013. From January 2006 to February 2011, Mr. Brdar was Chief Executive Officer of FuelCell Energy, Inc. (Nasdaq: FCEL). Mr. Brdar also served as President of Fuel Cell Energy, Inc. from August 2005 to February 2011 and Chairman of the Board of Directors from January 2007 until April 2011. Prior to his employment with FuelCell Energy, Inc., which began in 2000, Mr. Brdar held management positions at General Electric Power Systems from 1997 to 2000 where he focused on new product introduction programs and was product manager for its gas turbine technology. Mr. Brdar was Associate Director, Office of Power Systems Product Management at the U.S. Department of Energy where he held a variety of positions from 1988 to 1997, including directing the research, development and demonstration of advanced power systems, including gas turbines, gasification systems and fuel cells.
Mr. Brdar received a B.S. in Engineering from the University of Pittsburgh in 1981. Mr. Brdar brings to our Board experience as an executive officer of a publicly traded company, knowledge of the renewable energy and power electronics markets, and experience and familiarity with our business as our Chief Executive Officer.
Drue Freeman has served on our Board since April 2022. He has over 30 years of semiconductor industry experience, sixteen of which focused on sales and marketing of semiconductors to the automotive industry. Mr. Freeman spent most of his career at NXP Semiconductors (“NXP”), a Dutch multinational manufacturer serving the automotive industry. In 1990, he joined VLSI Technology, an American company that designed and manufactured custom and semi-custom integrated circuits, which was bought by Philips

Semiconductors, a division of Philips Electronics. Philips Semiconductors was subsequently spun-out from Philips to become NXP. At NXP, he served in various leadership positions in Japan, Germany, China and Silicon Valley. He launched and served on the Board of Directors for Datang-NXP Semiconductors, the first Chinese automotive semiconductor company, and ended his tenure at NXP as Senior Vice President of Global Automotive Sales & Marketing. While at NXP, Mr. Freeman built significant automotive semiconductor market share by developing long-term relationships with OEMs and locking in design wins at Tier-1 automotive customers. Since November 2016, he has served as an Advisor at Silicon Catalyst, an incubator focused exclusively on solutions in silicon, and, from March 2018 to April 2020, he served as Chief Executive Officer of the Association for Corporate Growth Silicon Valley, the premier organization for decision makers in Silicon Valley, providing business professionals with direct and referral access to key business leaders, transformational thought leadership and practical experience for professional growth and business development. Mr. Freeman provides strategic and advisory services, with recent clients including Savari (acquired by Harman) and DeepScale.ai (acquired by Tesla), and he has served on the Board of Directors of Sand Hill Angels, a group of Silicon Valley angel investors, since August 2016. He has a B.S. in Electrical Engineering from San Diego State University and an MBA in Business from Pepperdine Graziadio Business School. Mr. Freeman brings to our Board experience as a semiconductor executive and strategic advisor and investor and knowledge of, and relationships in, the semiconductor and automotive / electric vehicle (“EV”) industries.
Gregory Knight has served on our Board since April 2022. He has 20 years of experience in the photovoltaic (“PV”), silicon carbide, EV and power electronics markets in both leadership positions and as a strategic consultant. Since January 2023, Mr. Knight has served as Vice President and Chief Operating Officer of Hardinge Inc. Hardinge is a leading international provider of advanced-cutting solutions for metals and other materials, with a full spectrum of highly reliable computer numerical control, or CNC, turning, milling, grinding and honing machines. Previously, Mr. Knight served as President and Chief Executive Officer of GT Advanced Technologies, a producer of silicon carbide and sapphire crystal materials for expanding markets such as EVs and power electronics, from September 2016 to October 2021. His other leadership positions include: Co-Founder and Co-Chief Executive Officer of Exawatt, which provides strategic consulting for the solar PV, EV, power electronics, high-purity quartz and lithium-ion battery markets, from May 2015 to September 2016; President of PV Tech Group, a provider of a range of operations and strategic planning services to the PV industry, from July 2010 to September 2016; and Chief Technology Officer for Equity Solar, a provider of silicon surface chemistries intended to increase PV cell efficiency, from April 2010 to June 2015. Mr. Knight began his PV career as Manufacturing Director, Solar Cell Fabrication, at Schott Solar, a manufacturer of components for solar power systems. He currently serves on the Board of Directors of Hardinge Inc., a multi-national machine tool builder. Mr. Knight served five years in the U.S. Navy as Chemistry / Radiological Controls Officer and holds a B.A. in Chemistry from Cornell University and a formal nuclear engineering education from the Naval Nuclear Power School. Mr. Knight brings to our Board experience as an executive and knowledge of silicon carbide and PV, EV, energy storage and power electronics markets.
Ted Lesster has served on our Board since April 2018. Prior to 1985, Mr. Lesster worked first in the power conversion group at the Westinghouse R&D Center and subsequently at the Westinghouse ESSD Oceanic Division (“ESSD”). As an Advisory Engineer he was instrumental in developing power electronics for power conversion, active sonar and propulsion systems for deep submergence vehicle and surface ship applications. In 1985, he became manager of Electrical Engineering and, in 1992, he was appointed to assemble and lead the technical team that worked in conjunction with Chrysler to develop and take to initial production advanced power trains for the Chrysler EPIC minivan. Following the Northrop Grumman acquisition of ESSD he returned to the Oceanic Division as Engineering Director of the engineering department and then as Chief Scientist. In 1999, he joined SatCon as Engineering Director and later as General Manager. He resigned from his management position at SatCon in 2002 to lead the design and development of a novel 2-megawatt flywheel/doubly fed induction machine and diesel-based uninterruptible AC power source. With the transfer of that and similar power electronics-based technology to RTC Systems (“RTC”) in 2003, Mr. Lesster joined RTC in an advisory role and was active in hardware development of vehicle and shipboard pulse power and power management applications as well as both wave energy and tide power energy conversion projects until his retirement in 2014. Mr. Lesster has BA and MA degrees in Engineering from Oxford University and, in 1971, he received the Westinghouse B.G. Lamme Award for a year’s study scholarship. He used this to study at Imperial College of Science and Technology in London where his thesis for the Diploma of Imperial College certificate was on control techniques for reluctance machines. Mr. Lesster holds six patents and several pending in the field of power conversion. Mr. Lesster brings to our Board an extensive knowledge of power electronics and power conversion systems.
Michael C. Turmelle has served on our Board since December 2017 and as Chairman of the Board since December 2021. Since January 2018, Mr. Turmelle has served as the Managing Director of Hayward Tyler, which he joined in February 2015. Hayward Tyler designs, manufactures and services performance-critical electric motors and pumps to meet the most demanding of applications for the global energy industry, as both an original equipment manufacturer supplier and trusted partner. Previously, Mr. Turmelle ran his own consulting company working with start-ups and turn-arounds in the areas of renewable energy, medical and other advanced technologies. He has served on the Board of Directors of Quantum Computing Inc. (Nasdaq: QUBT) since January 2022. Mr. Turmelle has previously served on other Boards of Directors including the Board of Directors of Implant Sciences Corp., an explosive and narcotic trace detection company, where he served as Chairman of the Board from 2015 to 2017. Mr. Turmelle was Chief Financial Officer and Chief Operating Officer and a member of the Board of Directors of SatCon. Mr. Turmelle was also on the Board of Directors of Beacon Power, a SatCon spin-off company dealing in flywheel energy storage. Mr. Turmelle has a BA in Economics from Amherst College and is a graduate of General Electric’s Financial Management Program. Mr. Turmelle brings to our Board years of public company executive experience as well as extensive experience in finance and operations and in the field of electrical technology.
Vote Required and Board Recommendation
Nominees will be elected by a plurality of the votes of the shares of common stock present in person, or by means of remote communication, or represented by proxy and entitled to vote at the Annual Meeting. A “plurality” means, with regard to the election of directors that the nominees for director receiving the greatest number of “FOR” votes from the votes cast at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Proxies cannot be voted for a greater number of persons than five, the number of nominees named above. There is no cumulative voting in the election of directors.
THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE NOMINEES FOR DIRECTOR

CORPORATE GOVERNANCE AND BOARD MATTERS
We are committed to maintaining sound corporate governance practices. The Board has formalized several policies, procedures and standards of corporate governance, some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.
Board Leadership Structure
The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by a majority vote of the remaining directors. Michael C. Turmelle is currently serving as the Chairman of the Board.
Our Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. The Board believes that it is currently in the best interests of the Company and its stockholders to make that determination based on circumstances from time to time.
While our Board does not have a person designated as a lead independent director, our Board believes that having, among other things, an independent director serving as Chairman of the Board, a majority of independent directors, a discrete and independent committee system and periodic meetings of non-employee directors in executive session permits the Board to maintain effective oversight of the Company’s management. The Board periodically reviews its leadership structure to ensure that it meets the Company’s needs.
Independence of the Board
Our Board has determined that each of our directors, with the exception of R. Daniel Brdar, our President and Chief Executive Officer, is an “independent director” as defined under the applicable rules of The Nasdaq Stock Market (“Nasdaq”) and SEC rules and regulations. In making such independence determination, the Board considered the relationships that each such director has with us and all other facts and circumstances that it deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director.
Board Diversity
The following table below shows the diversity attributes of our Board as of April 26, 2023:
Male
Total Number of Directors	5
Part I: Gender Identity
Directors .	5
Part II: Demographic Background
White	5
On August 6, 2021, the SEC approved Nasdaq Listing Rule 5605(f) regarding board diversity, which requires us to have, or explain why we do not have, at least one diverse director by December 31, 2023, and a company listed on the Nasdaq Capital Market, such as us, must have, or explain why it does not have, at least two diverse directors by December 31, 2026. However, under Nasdaq Listing Rule 5605(f)(2)(D), companies with smaller boards are required to have only one diverse board member by the compliance date. Under Nasdaq Listing Rule 5605(f), directors who self-identify as (i) female, (ii) an underrepresented minority or (iii) LGBTQ+ are defined as being diverse.
The composition of our Board does not currently include any individuals who are diverse under Nasdaq Listing Rule 5605(f), as presented in the above Board Diversity matrix. The Company believes that the current composition of the Board is well-balanced in skills and experience and it would not be in the best interest of the Company or its shareholders to replace any of the current directors for the purpose of adding a diverse director. The Company intends to add one or more diverse directors through natural Board attrition and/or at such time that the Company has grown and is able to reasonably and economically increase the size of the Board commensurate with such growth. In the future, the Company will recruit additional qualified directors within the above-indicated timeframes or explain why it does not have the prescribed number of diverse directors in order to comply with Nasdaq Listing Rule 5605(f).
Board Committees
The Board has three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees of the Board operates pursuant to a written charter. Copies of the charters can be viewed on the corporate governance subsection of the investors section of our website at www.idealpower.com. The information contained, or accessible through, our website is not incorporated by reference into this proxy statement.
Evaluation of Board Performance
Through the Nominating and Corporate Governance Committee, the Board conducts an annual self-evaluation to assess its respective performance and consider potential areas of improvement. The assessment focuses on the effectiveness of the Board and each Board committee, assessed against their respective responsibilities, and the effectiveness of the Board’s and each Board committee’s processes. The full Board discusses all survey results, in order to determine if improvements can be made in Board or Board committee performance and procedures.
The following table is a summary of our committee structure and members on each of our committees as of the date of this proxy statement:
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Drue Freeman
Gregory Knight
Ted Lesster
Michael C. Turmelle
R. Daniel Brdar	—	—	—
Total Meetings in 2022	8	6	6
Chair	Member	Financial Expert
Audit Committee
The role of the Audit Committee is to:
•
oversee management’s preparation of our financial statements and management’s conduct of the accounting and financial reporting processes;

•
oversee management’s maintenance of internal controls and procedures for financial reporting;

•
oversee our compliance with applicable legal and regulatory requirements, including without limitation, those requirements relating to financial controls and reporting;

•
oversee the independent auditor’s qualifications and independence;

•
oversee the performance of the independent auditors, including the annual independent audit of our financial statements;

•
prepare the report required by the rules of the SEC to be included in our proxy statement;

•
oversee the Company’s policies with respect to risk assessment and risk management, including cybersecurity risk;

•
discharge such duties and responsibilities as may be required of the Audit Committee by the provisions of applicable law, rule or regulation; and

•
review, at least annually, the adequacy of the Audit Committee charter.

Our Board has determined that each of the directors serving on our Audit Committee is independent within the meaning of applicable Nasdaq rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that all members of our Audit Committee meet the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and Nasdaq. In addition, our Board has determined that Mr. Turmelle qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. In making this determination, our Board has considered the formal education and nature and scope of his previous experience.
Compensation Committee
The role of the Compensation Committee is to:
•
develop and recommend to the Board the annual compensation (base salary, bonus, stock options and other benefits) for our Chief Executive Officer;

•
review, approve and recommend to the Board the annual compensation (base salary, bonus and other benefits) for all of our executives and for members of the Board;

•
review, approve and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans and administer such plans;

•
review, approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers;

•
review our incentive compensation arrangements to determine whether they encourage excessive risk-taking;

•
develop and recommend to the Board for approval a Chief Executive Officer succession plan; and

•
review, at least annually, the adequacy of the Compensation Committee charter.

Under our 2013 Equity Incentive Plan (as amended and restated to date, the “2013 Plan”), the Compensation Committee may delegate to any officers of the Company the duties, power and authority of the Compensation Committee under the 2013 Plan to persons who are not then subject to Section 16 of the Exchange Act.
The Compensation Committee reviews and considers our Chief Executive Officer’s recommendations with respect to compensation decisions for our named executive officers, other than himself. The Compensation Committee believes it is valuable to consider the recommendations of our Chief Executive Officer with respect to these matters because, given his knowledge of our operations, our industry and the day-to-day responsibilities of our named executive officers, he is in a unique position to provide the Compensation Committee perspective into the performance of our named executive officers in light of our business at a given point in time. The Compensation Committee (without the participation of our Chief Executive Officer) makes all compensation decisions with regard to our Chief Executive Officer.
Our Board has determined that each of the directors serving on our Compensation Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations for purposes of membership on the Compensation Committee.
Nominating and Corporate Governance Committee
The role of the Nominating and Corporate Governance Committee is to:
•
evaluate from time to time the appropriate size (number of members) of the Board and recommend any increase or decrease;

•
determine the desired skills and attributes of members of the Board, taking into account the needs of the business and listing standards;

•
establish criteria for prospective members, conduct candidate searches, interview prospective candidates, and oversee programs to introduce the candidate to us, our management, and operations;

•
review planning for succession to the position of Chairman of the Board and Chief Executive Officer and other senior management positions;

•
annually recommend to the Board persons to be nominated for election as directors;

•
recommend to the Board the members of all standing Committees;

•
adopt or develop for Board consideration corporate governance principles and policies;

•
review stockholder nominations for candidacy to the Board, if any, and any stockholder proposals affecting corporate governance, and make recommendations to the Board accordingly;

•
periodically review and report to the Board on the effectiveness of corporate governance procedures and the Board as a governing body, including conducting an annual self-assessment of the Board and its standing committees; and

•
review, at least annually, the adequacy of the Nominating and Corporate Governance Committee charter.

Our Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is independent within the meaning of applicable Nasdaq rules and SEC rules and regulations.
Board and Committee Meetings Attendance
The Board met six times during 2022. Each of our directors attended 100% of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person was a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).
Director Attendance at Annual Meeting of Stockholders
We do not have a policy with regard to attendance by members of the Board at our annual meetings of stockholders. All of the members of our Board at the time attended the 2022 annual meeting of stockholders.
Policy with Regard to Stockholder Proposals and Director Recommendations
Our Nominating and Corporate Governance Committee (the “Governance Committee”) believes that the minimum qualifications and skills that candidates for director should possess include the highest professional and personal ethics and values, experience at the policy-making level in business, government, education, technology or public interest, a commitment to enhancing stockholder value and sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Governance Committee also considers the following factors, in no particular order of importance: (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company’s business, (iii) financial expertise, (iv) diversity and (v) local and community ties. However, the Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. While we do not have a formal policy on diversity, our Governance Committee considers diversity of experience as well as diversity in gender and whether an individual represents an underrepresented minority or class, as factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, our Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

In the case of new director candidates, the Governance Committee will also determine whether the nominee is independent. In conducting a search for director candidates, the Governance Committee may use its network of contacts to compile a list of potential candidates, but it may also engage, if it deems appropriate, a professional search firm. The Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. Thereafter, the Governance Committee will meet to discuss and consider such candidates’ qualifications and select a nominee for recommendation to the Board.
We do not have a separate policy regarding director candidates recommended by stockholders, but the Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Governance Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by the Governance Committee, the stockholder recommendation should be delivered to the Corporate Secretary of the Company at 5508 Highway 290 West, Suite 120, Austin, Texas 78735, and must include information regarding the candidate and the stockholder making the recommendation, in accordance with Article 12 of our amended and restated certificate of incorporation and our bylaws. Stockholders also have the right under our governing documents to nominate director candidates directly, without any action or recommendation on the part of the Governance Committee or the Board, by following the procedures set forth under the heading “Stockholder Proposals and Director Nominations.”
Risk Oversight Management
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks. Our Board provides risk oversight for the Company by regularly receiving and reviewing management presentations, including risk assessments, and discussing these assessments with management. The Board’s overall risk oversight is supplemented by the Board’s various committees. The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures and the steps taken to monitor and control such exposures, including our cybersecurity risk exposures. Our Compensation Committee oversees risks related to our compensation programs, discusses with management its annual assessment of our employee compensation policies and programs and oversees CEO succession planning. The Compensation Committee also has reviewed our compensation policies and practices for employees generally and has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Our Governance Committee oversees risk management activities relating to Board composition and succession planning. In addition, members of our executive management team attend our quarterly Board meetings and are available to address any questions or concerns raised by the Board on risk-management and any other matters. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.
Anti-Hedging and Anti-Pledging Policy
Our Insider Trading Policy prohibits all of our employees, officers and directors from engaging in hedging transactions designed to offset decreases in the market value of our securities, including certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Our Insider Trading Policy also prohibits all of our employees, officers and directors from holding our stock in a margin account or pledging our securities as collateral to secure loans or other obligations.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics (the “Code of Conduct”) designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Conduct applies to all of our directors, executive officers and employees. The Code of Conduct may be found on the corporate governance subsection of the investors section of our website at www.idealpower.com. If we make any substantive amendments to, or grant certain waivers from, the Code of Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.
Communications with the Board
Stockholders wishing to communicate with the Board may send a written communication addressed to the Corporate Secretary of Ideal Power Inc. at 5508 Highway 290 West, Suite 120, Austin, Texas 78735. The Corporate Secretary will screen all communications for product complaints, product inquiries, new product suggestions, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material before forwarding to the Board.

DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
Our Board compensation policy provides for the following compensation to our non-employee directors:
•
Annual Cash Retainer.   Each non-employee director, other than the Chairman of the Board, receives an annual cash retainer of $60,000. The Chairman of the Board receives an annual cash retainer of $70,000.

•
Annual Equity Grant.   Each non-employee director, other than the Chairman of the Board, receives an annual equity grant having a grant date fair value of $60,000. The Chairman of the Board receives an annual equity grant having a grant date fair value of $120,000. Annual equity grants vest in equal quarterly installments over the fiscal year.

All non-employee directors are also reimbursed for ordinary and reasonable expenses incurred in exercising their responsibilities. We do not compensate Mr. Brdar, our President and Chief Executive Officer, for his service on the Board.
2022 Director Compensation
The following table describes the compensation earned by non-employee members of our Board during the year ended December 31, 2022:
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Drue Freeman(2)	$45,000	$60,000	$105,000
Gregory Knight(2)	$45,000	$60,000	$105,000
Ted Lesster	$60,000	$60,000	$120,000
Michael C. Turmelle(3)	$65,000	$60,000	$125,000

(1)
The amounts included in this column are the aggregate grant date fair value of stock option awards, determined in accordance with Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of estimated forfeitures. Assumptions used to determine the aggregate grant date fair value of the stock option awards are set forth in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023. These amounts do not necessarily reflect the actual value that may be recognized by the individual upon stock option exercise.

(2)
Fees earned or paid in cash are prorated based on the start date of service in 2022.

(3)
Annual compensation to the Chairman of the Board increased in mid-2022 based on the recommendations of a compensation benchmarking study. Fees earned or paid in cash includes one-half year of the annual cash retainer for a non-employee director and one-half year of the higher cash retainer specific to the Chairman of the Board. The increase in the annual equity grant for the Chairman of the Board is effective for 2023.

The aggregate number of stock option awards outstanding for each of our non-employee directors as of December 31, 2022, was as follows:
Name	Number of Vested Stock Options	Number of Unvested Stock Options
Drue Freeman	8,983	—
Gregory Knight	8,983	—
Ted Lesster	34,821	—
Michael C. Turmelle	45,731	—

EXECUTIVE OFFICERS
The following sets forth certain information with respect to the executive officers of the Company as of April 26, 2023.
Name	Age	Position(s) with the Company
R. Daniel Brdar	63	President, Chief Executive Officer and Director
Timothy W. Burns, CPA	48	Chief Financial Officer, Secretary and Treasurer
Please see “Proposal 1 — Election of Directors — Nominees for Election as Director” for information regarding Mr. Brdar.
Timothy W. Burns, CPA, Chief Financial Officer, Secretary and Treasurer
In October 2013, Timothy W. Burns joined Ideal Power as our Chief Financial Officer and Treasurer and in November 2013 he was appointed as our Secretary. Prior to joining the Company, Mr. Burns was employed by Rainmaker Systems, Inc. (Nasdaq: RMKR), then a publicly traded company, from November 2010 until February 2013, first as the company’s Controller and, beginning in April 2011, as its Chief Financial Officer. Mr. Burns also served as Interim President and Chief Executive Officer of Rainmaker Systems, Inc. from October 2012 to December 2012. Prior to his employment with Rainmaker Systems, Inc., Mr. Burns was employed by Dean Foods Company (NYSE: DF), then a publicly traded company, from 2001 until November 2010 where he held various positions in finance and accounting including Director of Corporate Accounting from 2008 to November 2010. From 1998 to 2001, Mr. Burns was employed by Deloitte & Touche, LLP as an auditor. Mr. Burns has a master’s degree in Professional Accounting from the University of Texas and a bachelor’s degree in Accounting from the University of Southern California. He is a public accountant certified in Texas.
Family Relationships
There are no family relationships between any of our executive officers or directors.

EXECUTIVE COMPENSATION
The following table summarizes compensation earned during the years ended December 31, 2022 and 2021 by our named executive officers (“NEOs”).
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
R. Daniel Brdar President and Chief Executive Officer	2022	354,200	247,940	909,841	24,128	1,536,109
	2021	331,650	186,600	732,000	30,336	1,280,586
Timothy Burns Chief Financial Officer and Secretary	2022	252,300	88,305	520,866	14,131	875,602
	2021	236,250	88,600	244,000	9,825	578,675

(1)
Bonus represents performance bonus earned during the year. See “Employment Agreements” below for further discussion of NEO target bonuses.

(2)
The amounts included in this column are the aggregate grant date fair value of restricted stock units and performance stock units, determined in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used to determine the aggregate grant date fair value of the performance stock unit awards are set forth in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2022.

(3)
Other compensation includes earned but unused vacation, if applicable, and Company-paid insurance benefits.

Current and Future Compensation Practices
Currently, compensation for our NEOs consists of base salary, a cash bonus and equity awards. The current practice is for the Company to provide annual equity awards in the form of performance stock units and restricted stock units to NEOs. The Company has not established a policy or practice for determining the number of NEOs’ equity awards and, as such, the number of awards granted to NEOs are at the discretion of the Compensation Committee of our Board. We may establish such a policy or practice in the future.
In setting the compensation for our NEOs, we look primarily at the person’s responsibilities and level of performance, at the person’s experience and education, at our ability to replace the individual and competitive benchmarking data. In 2022, the Compensation Committee engaged a firm that specializes in executive and Board compensation to conduct a compensation benchmarking study. This firm obtained market benchmarking data for public companies with similar characteristics to us and compared this data to actual executive compensation at the Company. The firm’s analyses determined that base salary for the CEO was well positioned to the 25th percentile of the peer group while the annual incentive target for the CEO registered below the 25th percentile and below the range of competitive practice. As a result, the Compensation Committee approved an increase in the annual incentive target for the CEO from 75% to 100% of CEO base salary. The firm’s analyses also determined that the total estimated direct compensation, defined in the study as the sum of base salary, annual incentive target and long-term incentive, of the CFO registered below the 25th percentile of the peer group and below the range of competitive practice and that the most recent (2021) long-term incentives for the CEO and CFO registered below the range of competitive practice. The Compensation Committee considered this information in determining 2022 annual equity grants for NEOs and in setting 2023 NEO base salaries.
We expect the base salaries of our NEOs to remain relatively constant but may adjust an NEO’s base salary if the person’s responsibilities are materially changed or due to other economic or market considerations. We also may pay bonuses to reward exceptional performance or the achievement by the Company or an individual of targets to be agreed upon. The performance bonus target for each NEO who is currently an employee of the Company is established by his employment agreement, subject to adjustment by the Compensation Committee, which is discussed in detail below. In 2022, the actual bonuses paid to NEOs, equal to 70% of the performance bonus target for each NEO, were based on the level of achievement by the Company of targets approved by the Board.
Employment Agreements
Mr. Brdar
In connection with his appointment as President and Chief Executive Officer, the Company and Mr. Brdar entered into a Second Revised and Restated Employment Agreement effective April 8, 2020. The agreement provided for an initial annual salary, subject to a cost of living adjustment and adjustment no less frequently than annually at the discretion of the Board or Compensation Committee. Mr. Brdar is also entitled to a target bonus based on performance objectives and targets (the “Performance Goals”) established by Mr. Brdar and the Compensation Committee. If the Performance Goals are satisfactorily achieved during the period or periods designated, as determined by the Compensation Committee, Mr. Brdar is eligible to receive a performance bonus with a target amount of up to 100% of his annual salary.
Pursuant to his employment agreement, if Mr. Brdar’s services are terminated without cause at the election of the Company or as a result of a change in control, he will be entitled to receive (i) his accrued but unpaid annual salary and the value of unused paid time off through the effective date of the termination; (ii) business expenses incurred prior to the effective date of termination; (iii) any unpaid bonus to the extent he met some or all of the Performance Goals prior to termination; and (iv) severance (the “Brdar Severance Payment”). The Brdar Severance Payment is equal to twelve months of Mr. Brdar’s base salary and shall be paid in equal installments over the severance period with the first payment made on the 30th day following termination of Mr. Brdar’s employment and subsequent payments made on Company paydays during the severance period. Mr. Brdar will be entitled to continue to participate in employee benefit plans, at the Company’s sole expense, during the severance period. In addition, if Mr. Brdar’s services are terminated as a result of a change in control, any of his equity awards that were scheduled to vest following the termination of his employment will vest immediately.
Mr. Brdar is also entitled to receive the same benefits and opportunities to participate in any of the Company’s employee benefit plans which may now or hereafter be in effect on a general basis for executive officers or employees. During his employment, the Company will provide, at the Company’s sole expense, health insurance benefits for Mr. Brdar and his spouse under the same policy or policies generally available to other executive officers of the Company.
Mr. Burns
On September 16, 2014, Timothy Burns entered into an employment agreement with us. The agreement provided for an initial annual salary, subject to a cost of living adjustment and adjustment annually at the discretion of the Board or Compensation Committee. Mr. Burns is also eligible for an annual bonus with a target performance bonus equal to 50% of his annual salary. The actual performance bonus percentage for a given year is based on actual performance relative to the Performance Goals, which are to be mutually agreed upon by the Compensation Committee, the Chief Executive Officer and Mr. Burns.
The employment agreement will be terminated if Mr. Burns is disabled or voluntarily resigns from his employment. The Company may terminate Mr. Burns’ employment for cause or without cause on 30 days’ written notice. If his employment is terminated by the Company without cause, Mr. Burns will receive his accrued but unpaid salary and the value of unused paid time off through the effective date of the termination, any accrued but unpaid bonus, business expenses incurred prior to the effective date of the termination, and severance (the “Burns Severance Payment”) consisting of six months’ salary. The Company may elect, in its sole discretion, whether to pay the Burns Severance Payment in one lump sum or on regular pay days for the six months following termination of Mr. Burns’ employment. Mr. Burns will also be entitled to continue to participate in employee benefit plans, at the Company’s sole expense, for six months following the termination of his employment. In addition, if Mr. Burns’ employment is terminated as a result of a change in control, any of his equity awards that were scheduled to vest following the termination of his employment will vest immediately.

Under the terms of his employment agreement, Mr. Burns is entitled to participate in any of our employee benefit plans that may now be, or in the future will be, in effect on a general basis for our executive officers or employees. Additionally, we provide, at the Company’s sole expense, healthcare benefits for Mr. Burns.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning outstanding equity awards for our NEOs at December 31, 2022. No stock options were exercised by our NEOs during 2022 or 2021.
	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price ($)	Option expiration date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
R. Daniel Brdar(2)	—	—	$—	—	70,000	$749,000
R. Daniel Brdar(3)	—	—	$—	—	30,000	$321,000
R. Daniel Brdar(4)	—	—	$—	—	50,000	$535,000
R. Daniel Brdar	50,000	—	$7.59	12/10/2030	—	$—
R. Daniel Brdar	25,000	—	$7.19	08/06/2030	—	$—
R. Daniel Brdar	38,000	—	$1.99	03/25/2030	—	$—
R. Daniel Brdar	21,000	—	$2.85	10/28/2029	—	$—
Timothy Burns(2)	—	—	$—	—	27,500	$294,250
Timothy Burns(3)	—	—	$—	—	27,500	$294,250
Timothy Burns(4)	—	—	$—	—	16,666	$178,326
Timothy Burns	25,000	—	$7.59	12/10/2030	—	$—
Timothy Burns	5,700	—	$7.19	08/06/2030	—	$—
Timothy Burns	9,500	—	$1.99	03/25/2030	—	$—
Timothy Burns	9,721	—	$2.85	10/28/2029	—	$—

(1)
Value calculated as the number of unearned units multiplied by the closing price of the Company’s common stock on the Nasdaq Capital Market at December 30, 2022 of $10.70 per share.

(2)
Performance stock units, with a grant date of December 15, 2022, vest in three equal tranches at such time or times prior to December 15, 2025 that certain common stock price appreciation metrics are achieved, provided that the NEO remains in continuous service with us through each vesting date.

(3)
Restricted stock units, with a grant date of December 15, 2022, vest one-third annually over a three-year vesting period, provided that the NEO remains in continuous service with us through each vesting date.

(4)
Restricted stock units, with a grant date of December 17, 2021, vest one-third annually over a three-year vesting period, provided that the NEO remains in continuous service with us through each vesting date.

Compensation Risk Assessment
The Compensation Committee has reviewed our compensation policies and practices for all employees, including our NEOs, and has concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following information regarding the relationship between executive compensation actually paid (“CAP”) for our principal executive officer (“PEO”) and Non-PEO NEOs, and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. The CAP amounts shown in the table below do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Loss
2022	1,536,109	1,445,043	875,602	849,761	465	(7,189,350)
2021	1,280,586	1,516,526	578,675	678,467	524	(4,770,269)
2020	996,317	1,089,128	541,384	603,257	355	(7,793,897)

(1)
R. Daniel Brdar was our PEO for each year presented. Our only non-PEO NEO for each year presented was Timothy Burns, our CFO.

(2)
CAP reflects the exclusions and inclusions of certain amounts for the PEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards for PEO column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Inclusion of Equity Values for PEO are derived from the second table in this footnote.

Year	Summary Compensation Table Total for PEO	Exclusion of Stock Awards for PEO	Inclusion of Equity Values for PEO	CAP to PEO
2022	1,536,109	(909,841)	818,775	1,445,043
2021	1,280,586	(732,000)	967,940	1,516,526
2020	996,317	(437,116)	529,927	1,089,128
Year	Year-End Fair Value of Unvested Equity Awards Granted During the Year for PEO	Change in Fair Value of Unvested Equity Awards Granted in Prior Years for PEO	Change in Fair Value to Vesting Date of Equity Awards Granted and Vested During Year for PEO	Change in Fair Value to Vesting Date of Equity Awards Granted in Prior Years for PEO	Inclusion of Equity Values for PEO
2022	936,971	(68,000)	—	(50,196)	818,775
2021	904,500	24,945	—	38,494	967,940
2020	—	74,248	437,116	18,563	529,927

(3)
CAP reflects the exclusions and inclusions of certain amounts for the non-PEO NEO as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards for non-PEO NEO column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Inclusion of Equity Values for non-PEO NEO are derived from the second table in this footnote.

Year	Summary Compensation Table Total for non-PEO NEO	Exclusion of Stock Awards for non-PEO NEO	Inclusion of Equity Values for non-PEO NEO	CAP to non-PEO NEO
2022	875,602	(520,866)	495,025	849,761
2021	578,675	(244,000)	343,792	678,467
2020	541,384	(213,122)	274,995	603,257
Year	Year-End Fair Value of Unvested Equity Awards Granted During the Year for non-PEO NEO	Change in Fair Value of Unvested Equity Awards Granted in Prior Years for non-PEO NEO	Change in Fair Value to Vesting Date of Equity Awards Granted and Vested During Year for non-PEO NEO	Change in Fair Value to Vesting Date of Equity Awards Granted in Prior Years for non-PEO NEO	Inclusion of Equity Values for non-PEO NEO
2022	536,239	(22,666)	—	(18,548)	495,025
2021	301,500	16,628	—	25,664	343,792
2020	—	49,497	213,122	12,376	274,995

(4)
Assumes $100 was invested for the period starting December 31, 1999, through the end of the listed year in the Company. Historical stock performance is not necessarily indicative of future stock performance.

Compensation Actually Paid and TSR
As demonstrated by the following graph, the CAP to the Company’s PEOs and the average amount of CAP to the Company’s non-PEO NEOs are aligned with the Company’s cumulative TSR over the two years presented in the pay versus performance table above.

CAP vs Company TSR
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$600
$500
$400
$300
$200
$100
$-
Initial
2020
2021
2022
CAP to PEO
Average CAP to Non-PEO NEOs
Total Shareholder Return

Compensation Actually Paid and Net Loss
As demonstrated by the following graph, the CAP to the Company’s PEOs and the average amount of CAP to the Company’s non-PEO NEOs are aligned with the Company’s net loss over the two years presented in the pay versus performance table above.

CAP vs Net Loss
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
$(4,000,000)
$(5,000,000)
$(6,000,000)
$(7,000,000)
$(8,000,000)
$(9,000,000)
2020
2021
2022
CAP to PEO
Average CAP to Non-PEO NEOs
Net Loss

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our common stock as of April 14, 2023 by (i) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock, (ii) each of our directors and NEOs and (iii) all executive officers and directors as a group.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon exercise of stock options and warrants that, in each case, are immediately exercisable or exercisable within 60 days of April 14, 2023 and shares of common stock issuable upon the exercise of restricted stock units that are scheduled to vest within 60 days of April 14, 2023. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Ownership information is based on 5,931,569 shares of common stock outstanding at the close of business on April 14, 2023. The address of each officer and director is 5508 Highway 290 West, Suite 120, Austin, Texas 78735. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and is generally determined by voting powers and/or investment powers with respect to securities. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of common stock subject to stock options, warrants and/or restricted stock units held by that person that are currently exercisable or exercisable or subject to vesting, in each case, within 60 days of April 14, 2023 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
AWM Investment Company, Inc.(1)	592,564	9.99%
Lon E. Bell, Ph.D.(2)	372,145	6.03%
Named Executive Officers, Directors and Director Nominees:
R. Daniel Brdar(3)	152,097	2.51%
Timothy Burns(4)	57,022	*
Drue Freeman(5)	10,361	*
Gregory Knight(5)	10,361	*
Ted Lesster(6)	36,199	*
Michael C. Turmelle(7)	48,486	*
All Directors and Executive Officers as a Group (6 persons)(7)	314,526	5.06%

*
Represents beneficial ownership of less than 1%.

(1)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 and actual shares outstanding as of April 14, 2023. Represents shares beneficially owned by AWM Investment Company, Inc., a Delaware corporation (“AWM”), as the investment adviser to Special Situations Cayman Fund, L.P., a Cayman Islands Limited Partnership (“Cayman”), Special Situations Fund III QP, L.P., a Delaware limited partnership (“SSFQP”), Special Situations Technology Fund, L.P., a Delaware limited partnership (“Tech”) and Special Situations Technology Fund II, L.P., a Delaware limited partnership (“Tech II” and, together with Cayman, SSFQP and Tech, the “AWM Funds”). David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the AWM Funds. Includes 168,520 shares of common stock and (ii) 424,044 shares of common stock issuable upon exercise of warrants exercisable within 60 days of April 14, 2023. Excludes an aggregate of 308,330 shares of common stock issuable upon exercise of warrants exercisable within 60 days of April 14, 2023 due to beneficial ownership limitations. The warrants held by AWM may only be exercised to the extent that the total number of shares of common stock then beneficially owned by AWM does not exceed 9.99% of the outstanding shares of our common stock. The amounts set forth in the table above give effect to such beneficial ownership limitation. The address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, New York, 10022.
(2)
Includes (i) 128,530 shares of common stock held by The Bell Family Life Insurance No 1 Trust dated 2/2/95 as amended (the “Bell Family Trust”), of which Dr. Bell is the trustee and a beneficiary and has voting and investment control over the securities, (ii) 92,179 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 14, 2023 held in Dr. Bell’s name and (iii) 151,436 shares of common stock issuable upon exercise of warrants exercisable within 60 days of April 14, 2023 held by the Bell Family Trust. The warrants held by the Bell Family Trust may only be exercised to the extent that the total number of shares of common stock then beneficially owned by Dr. Bell does not exceed 9.99% of the outstanding shares of our common stock. The address for Dr. Bell is 1819 North Grand Oaks Avenue, Altadena, California 91001.

(3)
Includes (i) 18,097 shares of common stock and (ii) 134,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 14, 2023.

(4)
Includes (i) 7,101 shares of common stock and (ii) 49,921 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 14, 2023.

(5)
Includes (i) 1,378 shares of common stock and (ii) 8,983 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 14, 2023.

(6)
Includes (i) 1,378 shares of common stock and (ii) 34,821 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 14, 2023.

(7)
Includes (i) 2,755 shares of common stock and (ii) 45,731 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 14, 2023.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee consists of the three non-employee directors named below and operates under a written charter adopted by the Board. The Board annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that the Chairman of the Audit Committee, Michael C. Turmelle, qualifies as an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules.
The principal purpose of the Audit Committee is to assist the Board in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its charter, which the Board adopted and which the Audit Committee reviews on an annual basis.
Our management is responsible for preparing our financial statements and our financial reporting process. BPM LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles as of the end of the fiscal year.
The Audit Committee has reviewed and discussed with our management and BPM LLP the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
The Audit Committee has also discussed with BPM LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. Additionally, BPM LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BPM LLP’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with BPM LLP its independence from the Company.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Submitted by the members of the Audit Committee:
Michael C. Turmelle, Chairman
Drue Freeman
Gregory Knight

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our stockholders are being asked to ratify the appointment of BPM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint BPM LLP as our independent registered public accounting firm. However, the Board believes that submitting the appointment of BPM LLP to our stockholders for ratification is good corporate governance. If our stockholders do not ratify this appointment, the Audit Committee and the Board will reconsider whether to retain BPM LLP. Notwithstanding the appointment and ratification, the Audit Committee or the Board, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it believes doing so would be in the best interests of us and our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider, but might not change, its appointment.
Representatives of BPM LLP will not be present at the Annual Meeting. Stockholders wishing to communicate with BPM LLP may send a written communication addressed to BPM LLP, 10 Almaden Blvd. Suite 1000, San Jose, CA 95113.
Effective July 1, 2021, Gumbiner Savett Inc., our previous independent registered public accounting firm, combined with BPM LLP. Prior to the combination, Gumbiner Savett Inc. had audited our financial statements annually since 2013. Solely as a result of this transaction, on July 1, 2021, Gumbiner Savett Inc. resigned as our independent registered public accounting firm. Concurrent with such resignation as a result of the transaction, the Audit Committee approved the engagement of BPM LLP as our new independent registered public accounting firm for our fiscal year ended December 31, 2021.
The audit reports of Gumbiner Savett Inc. on our financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception that the report dated March 30, 2020 contained an explanatory paragraph about our ability to continue as a going concern.
During the fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding Gumbiner Savett Inc.’s resignation, there were no disagreements between us and Gumbiner Savett Inc.on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gumbiner Savett Inc. would have caused them to make reference thereto in their reports on our financial statements for such years.
During the fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding Gumbiner Savett Inc.’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
During the fiscal years ended December 31, 2020 and 2019 and through the subsequent interim period preceding BPM LLP’s engagement, we did not consult with BPM LLP on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and BPM LLP did not provide either a written report or oral advice to us that BPM LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.
Principal Accountant Fees and Services
The following table represents the fees billed to us for the fiscal year ended December 31, 2021 by Gumbiner Savett Inc.:
2021
Audit Fees(1)	$8,000
Audit-Related Fees(2)	10,710
Tax Fees(3)	3,273
$21,983

The following table represents the fees billed to us for the fiscal years ended December 31, 2022 and 2021 by BPM LLP:
	2022	2021
Audit Fees(1)	$82,390	$41,000
Audit-Related Fees(2)	7,036	550
Tax Fees(3)	15,655	6,450
	$105,081	$48,000

(1)
Audit Fees.   This category includes BPM LLP and Gumbiner Savett Inc.’s audits of our annual financial statements that are normally provided by independent registered public accountants in connection with regulatory filings or engagements for those fiscal years.

(2)
Audit-Related Fees.   For Gumbiner Savett, Inc., this consists of fees billed for services associated with our proxy statement and a prospectus supplement in 2021. For BPM LLP, this consists of fees billed for services in connection with our proxy statement and a Form S-3 filing in 2022 and a Form S-8 filing in 2021.

(3)
Tax Fees.   This consists of fees incurred for U.S. federal and state return preparation and tax advice.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible and material non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services and tax services as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide a service. The Audit Committee pre-approved all services performed by, and audit fees paid to, each of our independent registered public accounting firms during fiscal years 2022 and 2021. The Audit Committee has determined that the rendering of all of the services noted above other than audit services by BPM LLP and Gumbiner Savett Inc. is compatible with maintaining the independent registered public accounting firm’s independence.
Vote Required and Board Recommendation
Approval of the ratification of the appointment of BPM LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be considered entitled to vote and, thus, will have the same effect as a vote against this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.
THE BOARD RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, stockholders are entitled to cast a non-binding, advisory vote to approve the compensation of our named executive officers, as described in the section entitled “Executive Compensation” and accompanying compensation tables and as discussed in the related narrative disclosure. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote. While this stockholder vote on executive compensation is a non-binding advisory vote that is not binding on our Company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. Our current policy is to provide stockholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of stockholders until the next required stockholder vote on the frequency of such votes. We expect that the next such frequency vote will occur at the annual meeting of stockholders in 2025.
At our annual meeting of stockholders in 2022, stockholders signaled their strong support for our executive compensation program where approximately 88% of the votes cast approved our 2022 say-on-pay proposal. The Compensation Committee has considered, and will continue to consider, the outcome of our say-on-pay votes when reviewing the objectives of our program and making future compensation decisions for our named executive officers.
The goal of our executive compensation program is to reward named executive officers for exceptional performance or the achievement by the Company or the named executive officer of performance goals. We seek to link pay and performance through bonus cash and equity awards to our named executive officers. Please read the section entitled “Executive Compensation” and the compensation tables and narrative that follow it for additional details about our executive compensation program, including information about the compensation of named executive officers.
Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in this proxy statement.”
Vote Required and Board Recommendation
Approval, on a non-binding, advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be considered entitled to vote and, thus, will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board or Compensation Committee. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our named executive officers.
THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 4 — APPROVAL OF THE AMENDED AND RESTATED
IDEAL POWER INC. 2013 EQUITY INCENTIVE PLAN
Our Board believes that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve continued strong performance in the future by providing a direct link between the compensation of executives and key employees and long-term stockholder value creation. Accordingly, upon recommendation of our Compensation Committee, our Board is seeking stockholder approval of the Amended and Restated Ideal Power Inc. 2013 Equity Incentive Plan (as currently in effect, the “2013 Plan” and as amended and restated, the “A&R 2013 Plan”) to, among other things, increase the number of shares authorized for issuance under the 2013 Plan by 400,000 shares.
In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute our business plans, the Board believes that we will need the additional 400,000 new shares to be available under the 2013 Plan. As of March 31, 2023, and prior to the requested increase, there were 136,880 shares available for future grant under the 2013 Plan. As of the record date, the total number of shares of our common stock outstanding was 5,931,569 shares. Although the additional 400,000 new shares to be available under the A&R 2013 Plan will increase the potential dilution to stockholders, our Board believes our equity compensation plan is well-managed and represents dilution at or below norms for our industry. The Board also believes the burn rate under our equity compensation plan is below the industry average. Furthermore, the Board and the Compensation Committee believe that the potential dilution represented by our current outstanding equity compensation awards and the new shares to be authorized for issuance under the A&R 2013 Plan is reasonable.
If stockholders do not approve the A&R 2013 Plan, the amendment to the 2013 Plan to increase the number of shares will not become effective and any remaining shares available for issuance under the 2013 Plan will remain available for new grants until awards have been granted covering all the shares authorized for issuance under the 2013 Plan or it is terminated by the Board.
The principal features of the A&R 2013 Plan are summarized below. This summary does not contain all information about the A&R 2013 Plan. A copy of the complete text of the A&R 2013 Plan is included in Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the A&R 2013 Plan.
Summary of the A&R 2013 Plan
The A&R 2013 Plan authorizes the Compensation Committee to award stock options, restricted stock units, performance stock units and other incentives payable in cash or in shares of our stock to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company.
Shares Available for Issuance
The number of shares available for grant and issuance under the 2013 Plan at March 31, 2023 was 136,880 shares. In the event that the number of outstanding shares of common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the (i) number of shares reserved for issuance under the A&R 2013 Plan, (ii) exercise prices of, and number of shares subject to, outstanding stock options and (iii) number of shares subject to other outstanding awards will, in each case, be proportionately adjusted.
The total number of shares reserved and available for grant and issuance pursuant to the A&R 2013 Plan includes shares that are subject to: (i) issuance upon exercise of a stock option but cease to be subject to such stock option for any reason other than exercise of such stock option; (ii) an award granted but forfeited or repurchased by the Company at the original issue price; and (iii) an award that otherwise terminates without shares being issued.
Eligibility
Awards may be made to any employee, officer or director of the Company or any parent or subsidiary of the Company as well as to certain consultants, independent contractors and advisors. As of April 14, 2023, eight employees, including two executive officers, and four non-employee directors were eligible to receive awards under the 2013 Plan.

Administration
The A&R 2013 Plan is administered by the Compensation Committee. The Compensation Committee may delegate to any officers of the Company the duties, power and authority of the Compensation Committee under the A&R 2013 Plan to persons who are not then subject to Section 16 of the Exchange Act.
Types of Awards
Stock Options.   The Compensation Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options. The Compensation Committee sets the number of shares subject to a stock option, the stock option exercise prices and terms, except that the exercise price of a stock option may be no less than 100% of the fair market value of the shares on the date of grant (for these purposes, fair market value means the closing price, for the Company’s common stock on the Nasdaq Capital Market during regular session trading for a single trading day), or less than 110% of the fair market value in the case of incentive stock options granted to recipients holding more than 10% of the voting power of our Company. At the time of grant, the Compensation Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed 10 years and the term of an incentive stock option granted to a recipient holding more than 10% of the voting power of our Company cannot exceed five years.
Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Performance Stock Unit Awards, Stock Awards and Other Awards.   The Compensation Committee may grant awards of restricted stock, restricted stock units, performance shares denominated in shares of Company stock, performance units denominated in cash, and other stock and cash-based awards, which may include the payment of stock in lieu of cash (including cash payable under other Company incentive or bonus programs) or the payment of cash (which may or may not be based on the price of the Company’s common stock). Such awards may be contingent on continued service or the attainment of certain performance goals. The Compensation Committee may decide to include dividends or dividend equivalents as part of an award of shares of Company stock (or awards denominated in shares of Company stock) and may accrue dividends, with or without interest, until the award is paid.
Amendment and Termination of the A&R 2013 Plan
The Board may at any time terminate or amend the A&R 2013 Plan, except no amendments will be effective without approval of the Company’s stockholders. The A&R 2013 Plan will terminate on June 16, 2033, unless sooner terminated or extended by the Board.
U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences to us and to recipients of certain awards under the A&R 2013 Plan. The summary is based on the Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the A&R 2013 Plan. The A&R 2013 Plan addresses several issues related to deferred compensation legislation under Section 409A of the Code and contains an express provision stating that it is the intent of the Company that the awards will satisfy the requirements for exemption under Section 409A, and to make it clear that the Compensation Committee is to interpret and administer the A&R 2013 Plan accordingly.
Nonqualified Stock Options.   A recipient will not recognize any ordinary income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the exercise price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the stock option exercise pertains over the exercise price.
Incentive Stock Options.   A recipient will not recognize any ordinary income at the time an incentive stock option is granted. Furthermore, a recipient will not recognize regular taxable income at the time the incentive stock option is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an incentive stock option after the later of two years after the grant of the incentive stock option or one year after exercise of the incentive stock option, the gain recognized by the recipient (i.e., the excess of the proceeds received over the exercise price), if any, will be long-term capital gain eligible for preferential capital gains tax rates. Conversely, if the recipient disposes of the shares within two years of the grant of the incentive stock option or within one year of exercise of the incentive stock option, the disposition will generally be a “disqualifying disposition,” and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount received for the shares over the exercise price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.
Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units.   A participant generally will not recognize taxable income upon grant of restricted stock, restricted stock units, performance shares or performance units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant instead may elect to be taxed at ordinary income tax rates at the time of grant in an amount equal to the fair market value of the restricted stock on the date of grant.
The Company generally will be entitled to a tax deduction in connection with an award under the 2013 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Code.
New Plan Benefits
All awards to employees, officers, directors and consultants under the A&R 2013 Plan are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the A&R 2013 Plan are not determinable at this time.
Awards Granted Under the 2013 Plan Since Inception
The following table provides information as of April 26, 2023, with respect to awards granted under the 2013 Plan to our named executive officers and other groups since the inception of the 2013 Plan.
Name	Stock Options	Other Awards(1)
Each Named Executive Officer
R. Daniel Brdar, President and Chief Executive Officer	154,000	182,500
Timothy Burns, Chief Financial Officer, Secretary and Treasurer	84,900	84,400
All Named Executive Officers as a Group	238,900	266,900
All Current Directors Who Are Not Executive Officers as a Group	108,918	27,550
Each Nominee for Election as a Director
R. Daniel Brdar, President, Chief Executive Officer and Director	154,000	182,500
Drue Freeman, Director	8,983	5,510
Gregory Knight, Director	8,983	5,510
Ted Lesster, Director	45,221	5,510
Michael C. Turmelle, Director	45,731	11,020
Each Associate of Any Such Directors, Executive Officers or Nominees	—	—
Each Person Who Received 5% of Such Awards	—	—
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	108,800	76,000

(1)
Other awards include restricted stock units and performance stock units.

Vote Required and Board Recommendation
Approval of the A&R 2013 Plan requires the affirmative vote of the holders of a majority of shares present in person, or by means of remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will be considered entitled to vote and, thus, will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED IDEAL POWER INC. 2013 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2022, concerning shares of our common stock authorized for issuance under our equity compensation plans, which consists only of our 2013 Plan.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(2)
Equity compensation plans approved by security holders	513,948	$7.59	176,430
Equity compensation plans not approved by security holders	—	—	—
Total	513,948	$7.59	176,430

(1)
Does not include 297,666 unvested shares outstanding as of December 31, 2022 in the form of restricted stock units or performance-based restricted units under our 2013 Plan, which do not require the payment of any consideration by the recipients.

(2)
The 2013 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance shares, performance units and other share-based awards.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Approving Related Party Transactions
Under our Code of Conduct, our employees and officers are discouraged from entering into any transaction that may cause a conflict of interest. In addition, they must report any potential conflict of interest, including related party transactions, to their supervisors or our Chief Executive Officer.
Our Related Party Transaction Policy (the “Policy”) provides, among other items, that pre-approval of related party transactions (as defined in the Policy) requires a majority vote of the disinterested members of the Audit Committee with a de minimis exception for transactions less than $2,500. De minimis transactions may be approved by either our Chief Executive Officer or Chief Financial Officer, if disinterested. Further, the Policy requires timely disclosure to the Board of all related party transactions requiring disclosure under SEC regulations.
Related Party Transactions
No related party transactions have been entered into, or in effect, since January 1, 2022.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
Pursuant to Rule 14a-8 promulgated under the Exchange Act, stockholder proposals may be submitted to us for inclusion in our proxy statement and form of proxy for our 2024 annual meeting of stockholders. If a stockholder proposal is submitted to us pursuant to Rule 14a-8, it must be received by us no later than December 30, 2023, unless the date of our 2024 annual meeting of stockholders is more than 30 days before or after June 15, 2024, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals should be addressed to our Corporate Secretary at 5508 Highway 290 West, Suite 120, Austin, Texas 78735.
Stockholder proposals or director nominations to our Board, including those that are not to be included in our proxy statement and form of proxy for our 2024 annual meeting of stockholders, but are instead sought to be presented directly at the 2024 annual meeting of stockholders, must comply with the requirements of our amended and restated certificate of incorporation and our bylaws in order to be considered for inclusion. To be timely, a stockholder’s notice must be delivered received by our Corporate Secretary at 5508 Highway 290 West, Suite 120, Austin, Texas 78735 not less than 30 days nor more than 60 days prior to the scheduled date of the 2024 annual meeting of stockholders (which, assuming that the 2024 annual meeting of stockholders is held on June 15, 2024, would be May 16, 2024 and April 16, 2024, respectively); provided, however, that if we fail to provide at least 40 days public notice of the date of the 2024 annual meeting of stockholders, notice by the stockholder, to be timely, must be received not later than the close of business on the tenth day following the day on which public disclosure of the date of the 2024 annual meeting of stockholders was made. Stockholders are advised to review our amended and restated certificate of incorporation and our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Our amended and restated certificate of incorporation and our bylaws may be found on the corporate governance subsection of the investors section of our website at www.idealpower.com.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 16, 2024. In addition, Rule 14a-19 under the Exchange Act requires additional information be included in director nomination notices, including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such stockholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such stockholder must notify us promptly.
HOUSEHOLDING
If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If the foregoing procedures apply to you, your broker has sent one copy of our proxy materials to your address. We will promptly deliver a separate copy of our proxy materials to you upon written or oral request to Ideal Power Inc. 5508 Highway 290 West, Suite 120, Austin, Texas 78735, Attention: Corporate Secretary, telephone: (512) 264-1542. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank, trustee or other nominee record holder, or you may contact us at the above address or telephone number.
OTHER MATTERS
The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any other matters will be presented. If other matters properly do come before the Annual Meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the Board, or if no recommendation is given, in their own discretion.
By Order of the Board of Directors
Timothy W. Burns
Corporate Secretary
Austin, Texas
April 28, 2023

Appendix A
IDEAL POWER INC.
AMENDED & RESTATED 2013 EQUITY INCENTIVE PLAN
(As amended and restated effective           , 2023)
1.   PURPOSE.
The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options, the right to purchase Common Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.
2.   DEFINITIONS.
As used in this Plan, the following terms will have the following meanings:
“AWARD” means any award under this Plan, including any Option, Stock Award or Stock Bonus.
“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
“BOARD” means the Board of Directors of the Company.
“CAUSE” means (i) an intentional act of fraud, financial embezzlement, theft or any other material violation of law that occurs during or in the course of the Participant’s employment with the Company; (ii) intentional damage to the Company’s assets; (iii) intentional disclosure of the Company’s confidential and/or proprietary secrets and information contrary to the Company’s policies; (iv) intentional engagement in any competitive activity which would constitute a breach of the Participant’s duty of loyalty or obligations to the Company; (v) an intentional breach of any of the Company’s policies; (vi) the willful and continued failure to substantially perform the Participant’s duties for the Company (other than as a result of Disability); or (vii) willful conduct by the Participant that is materially injurious to the Company, monetarily or otherwise.
“CODE” means the Internal Revenue Code of 1986, as amended.
“COMMON STOCK” means the common stock, $0.001 par value, of the Company or any successor corporation.
“COMPANY” means Ideal Power Inc., a Delaware corporation, formerly known as Ideal Power Converters, Inc., a Texas corporation, or any successor corporation.
“COMMITTEE” means the Compensation Committee of the Board of Directors which shall administer and interpret the Plan as more particularly described in Section 5 of the Plan; provided, however, that the term Committee will refer to the Board of Directors during such times as the Board of Directors has no Compensation Committee.
“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Committee, provided that with respect to any individual who is an employee or other “service provider”, disability shall be determined in accordance with Section 409A of the Code and related regulations.
“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.
“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.
“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange or on Nasdaq, its official closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading or on Nasdaq;
(b) if such Common Stock is quoted on the Over-the-Counter Bulletin Board, its last sale price on the Over-the-Counter Bulletin Board on the date of determination, provided, however, if no sale takes place on the date of determination then the Fair Market Value will be the last sale price on the Over-the-Counter Bulletin Board on the last trading day prior to the determination date on which a sale was recorded; or
(c) if neither of the foregoing is applicable, by the Committee in good faith and in accordance with requirements under Section 409A of the Code and related regulations.
“INSIDER” means an officer or director of the Company or a Ten Percent Shareholder, as defined in Section 6.3.
“OPTION” means an award of an option to purchase Shares pursuant to Section 6.
“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“PARTICIPANT” means a person who receives an Award under this Plan.
“PERFORMANCE FACTORS” means the factors selected by the Committee, in its sole and absolute discretion, which may be from among, but are not limited to, the following measures to determine whether the performance goals applicable to Awards have been satisfied:
(a) Net revenue and/or net revenue growth;
(b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
(c) Operating income and/or operating income growth;
(d) Net income and/or net income growth;
(e) Earnings per share and/or earnings per share growth;
(f) Total shareholder return and/or total shareholder return growth;
(g) Return on equity;
(h) Operating cash flow return on income;
(i) Adjusted operating cash flow return on income;
(j) Economic value added;
(k) Stock price; and
(l) Individual business objectives.
“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Awards or Stock Bonuses, if such Awards are restricted.
“PLAN” means this Amended & Restated Ideal Power Inc. 2013 Equity Incentive Plan, as amended from time to time.
“PURCHASE PRICE” means the price at which the Participant of a Stock Award may purchase the Shares.
“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 18, and any successor security.

“STOCK AWARD” means an award of Shares pursuant to Section 7.
“STOCK BONUS” means an award of Shares or rights to receive Shares pursuant to Section 8.
“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).
3.   SHARES SUBJECT TO THE PLAN.
3.1   Number of Shares Available.   Subject to Sections 3.2, 3.3 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan, shall be 1,458,999 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.
3.2   [RESERVED]
3.3   Adjustment of Shares.   In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.
4.   ELIGIBILITY.
ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company, provided such consultants, independent contractors and advisors are natural persons who render bona-fide services not in connection with the offer and sale of securities in a capital-raising transaction or promotion of the Company’s securities. A person may be granted more than one Award under this Plan.

5.   ADMINISTRATION.
5.1   Committee.
(a) The Plan shall be administered and interpreted by a Committee consisting of two or more members of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any Committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are “outside directors” within the meaning of Section 162(m) of the Code. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act.
(b) Members of the Committee may resign at any time by delivering written notice to the Board. The Board shall fill vacancies in the Committee. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.
(c) If the Board, in its discretion, does not appoint a Committee, the Board itself will administer and interpret the Plan and take such other actions as the Committee is authorized to take hereunder; provided that the Board may take such actions hereunder in the same manner as the Board may take other actions under the Certificate of Formation and bylaws of the Company generally.
5.2   Committee Authority.   Without limitation, the Committee will have the authority to:
(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c) select persons to receive Awards;
(d) determine the form and terms of Awards;
(e) determine the number of Shares or other consideration subject to Awards;
(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(g) grant waivers of Plan or Award conditions;
(h) determine the vesting, exercisability and payment of Awards;
(i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or approve, amend or terminate any Award Agreement;
(j) determine whether an Award has been earned; and
(k) make all other determinations necessary or advisable for the administration of this Plan.
5.3   Committee Discretion.   Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company. No member of the Committee shall be personally liable for any action taken or decision made in good faith relating to this Plan, and all members of the Committee shall be fully protected and indemnified to the fullest extent permitted under applicable law by the Company in respect to any such action, determination, or interpretation.

6.   OPTIONS.
The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
6.1   Form of Option Grant.   Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.
6.2   Date of Grant.   The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
6.3   Exercise Period.   Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of 10 years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% of the full number of shares of the grant per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.
6.4   Exercise Price.   The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of an ISO granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.
6.5   Method of Exercise.   Options may be exercised only by delivery to the Company of a written stock option exercise notice (the “Exercise Notice”) in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Notice, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.
6.6   Termination.   Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:
(a) If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than 3 months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Committee, with any exercise beyond three months after the Termination Date deemed to be an NQSO). Notwithstanding the foregoing, Participants who are members of the Board, but not employees of the Company may exercise any of such Participant’s Options after such Participant’s Termination Date, provided that such Options have not otherwise expired pursuant to the Stock Option Agreement governing such Option.

(b) If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than 12 months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Committee, with any such exercise beyond (i) three months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) 12 months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).
(c) Notwithstanding the provisions in Section 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated for Cause.
6.7   Limitations on Exercise.   The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.
6.8   Limitations on ISO.   The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
6.9   Modification, Extension or Renewal.   The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.
6.10   No Disqualification.   Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
7.   STOCK AWARD.
A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Award, subject to the following:
7.1   Form of Stock Award.   All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of a Stock Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.
7.2   Purchase Price.   The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Committee on the date the Stock Award is granted and may not be less than 100% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be 110% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.
7.3   Terms of Stock Awards.   Stock Awards may, but need not be, subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of Performance Factors set out in advance in the Participant’s individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award subject to restrictions, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the transfer of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.
7.4   Termination During Performance Period.   If a Participant is Terminated during a Performance Period for any reason, then any Stock Awards then held by the Participant that have not vested will be terminated and forfeited.
8.   STOCK BONUSES.
8.1   Awards of Stock Bonuses.   A Stock Bonus is an award of Shares for services rendered to the Company or any Parent or Subsidiary of the Company or an award of rights to receive shares upon one or more future dates or the occurrence of one or more future events. A Stock Bonus will be awarded pursuant to an Award Agreement (the “Stock Bonus Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus or rights to receive Shares may be awarded for general excellence of service or may, in the case of rights to receive Shares, vest and settle in Shares in connection with the future performance of services or achievement of such Performance Factors as are set out in advance in the Participant’s individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses or rights to receive Shares may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual Performance Factors or upon such other criteria as the Committee may determine.
8.2   Terms of Stock Bonuses.   The Committee will determine the number of Shares to be awarded to the Participant. The Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3   Form of Payment.   The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.
9.   PAYMENT FOR SHARE PURCHASES.
Payment for Shares purchased pursuant to this Plan (including Shares issued from the exercise of an Option) may be made in cash (by check or wire transfer) or, where expressly approved for the Participant by the Committee and where permitted by law:
(a) by cancellation of indebtedness of the Company to the Participant;
(b) by surrender of shares that either: (1) have been owned by the Participant for more than six months and have been paid for within the meaning of Securities and Exchange Commission Rule 144; or (2) were obtained by the Participant in the public market;
(c) by waiver of compensation due or accrued to the Participant for services rendered;
(d) by having the Company withhold Shares that would otherwise be issued on exercise of a Nonqualified Stock Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:
(1) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
(2) through a “margin” commitment from the Participant and a FINRA Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or
(f) by any combination of the foregoing.
10.   WITHHOLDING TAXES.
10.1   Withholding Generally.   Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
10.2   Stock Withholding.   When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11.   PRIVILEGES OF STOCK OWNERSHIP.
No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and will have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award.
12.   NON-TRANSFERABILITY.
Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.
13.   CERTIFICATES.
All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the Securities and Exchange Commission or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
14.   ESCROW; PLEDGE OF SHARES.
To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.
15.   EXCHANGE AND BUYOUT OF AWARDS.
The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.
16.   SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.
16.1   Compliance with Securities Laws in Conjunction with Grants of Awards.   An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.

The Company will be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
16.2   Compliance with Securities Laws in Conjunction with Exercise, Sale or Disposition of Award Securities.   Participants understand that the sale or disposition (including through exercise) of Options, the Shares acquired by exercise of the Options and the Shares granted as Stock Awards and Stock Bonuses (collectively, the “Award Securities”) are subject to federal and state securities laws. As such, the sale or disposition (including through the exercise of Options) of Award Securities may be restricted during certain periods (“Blackout Period”). Participants agree that they will promptly notify the Company’s Chief Financial Officer or the Chairperson of the Committee of an intent to exercise an Option or to sell or otherwise dispose of Award Securities and will not engage in the exercise, sale or other disposition of Award Securities unless such exercise, sale or other disposition is approved in writing by the Company. If the Company is unable to approve the exercise of an Option, and the Participant’s right to exercise the Option will expire or terminate during the Blackout Period, the Committee will, in good faith, review the circumstances relating to the Option exercise and, in its discretion, may extend the exercise period.
17.   NO OBLIGATION TO EMPLOY.
Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.
18.   CORPORATE TRANSACTIONS.
18.1   Assumption or Replacement of Awards by Successor.   Unless an Award Agreement provides otherwise, in the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Notwithstanding anything to the contrary herein or in any Award Agreement, in any assumptions or replacements of Stock Options, Stock Awards or Stock Bonuses that are subject to Section 409A of the Code, the determination of equal or equivalent value shall be made in accordance with the provisions of Section 409A and related regulations. Similarly, in any assumptions or replacements of ISOs, the determination of equal or equivalent value shall be made in accordance with Section 424 of the Code and related regulations.
18.2   Other Treatment of Awards.   Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.
18.3   Assumption of Awards by the Company.   The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.
19.   ADOPTION AND SHAREHOLDER APPROVAL.
This Plan became effective on the date on which it was approved by the Company’s stockholders, which was June 16, 2021 (the “Effective Date”). Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. The Company sought and obtained shareholder approval of the Plan within 12 months after the date this Plan was adopted by the Board; provided, however, if the Company had failed to obtain shareholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan would not qualify as an ISO within the meaning of the Code and would be deemed to be an NQSO.
20.   TERM OF PLAN/GOVERNING LAW.
Unless earlier terminated as provided herein, this Plan will terminate 10 years from the date this Plan is adopted by the Board or, if earlier, the date of shareholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Texas.
21.   AMENDMENT OR TERMINATION OF PLAN.
The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or quotation system on which the Common Stock is listed.
22.   NONEXCLUSIVITY OF THE PLAN.
Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
23.   ACTION BY COMMITTEE.
Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee’s sole and absolute discretion.

Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.INTERNET/MOBILE – www.proxypush.com/ipwr Use the Internet to vote your proxy until11:59 p.m. (ET) on June 14, 2023.PHONE – 1-866-883-3382Use a touch-tone telephone to vote your proxy until 11:59 p.m. (ET) on June 14, 2023. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by June 14, 2023.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.The Board of Directors Recommends a Vote “FOR” each of the director nominees listed and “FOR” Proposals 2, 3 and 4.1. Election of directors: 01 R. Daniel Brdar04 Ted LessterVote FORVote WITHHELD02 Drue Freeman05 Michael C. Turmelleall nomineesfrom all nominees03 Gregory Knight(except as marked)(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)2. Ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.3. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers.4. Approval of the Amended and Restated Ideal Power Inc. 2013 Equity Incentive PlanFor Against AbstainFor Against AbstainFor Against AbstainTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.Address Change? Mark box, sign, and indicate changes below:DateSignature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis- trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

ANNUAL MEETING OF STOCKHOLDERSThursday, June 15, 2023 10:00 a.m. Central Timehttps://www.viewproxy.com/IdealPower/2023/VMIdeal Power Inc.5508 Highway 290 West, Suite 120Austin, Texas 78735This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Ideal Power Inc. on June 15, 2023 to be held entirely online live via audio webcast at 10:00 a.m. Central Time at https://www.viewproxy.com/IdealPower/2023/VM and any adjournment or postponement thereof. In order to attend the Annual Meeting, you must register at https://www.viewproxy.com/IdealPower/2023/VM.The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.If no choice is specified, the proxy will be voted “FOR” each of the director nominees and “FOR” Proposals 2, 3 and 4, in accordance with the Board of Directors’ recommendations.By signing the proxy, you revoke all prior proxies and appoint R. Daniel Brdar and Timothy W. Burns, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements thereof.See reverse for voting instructions.